UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2004

                           Material Technologies, Inc.
                           ---------------------------
              Exact Name of Registrant as specified in its charter

Delaware                                33-23617                      95-4622822
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State or other jurisdiction            Commission                  IRS Employer
of incorporation                       File Number            Identification No.

11661 San Vicente Blvd., Suite 707, Los Angeles, California                90049
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Address of principal executive offices                                  Zip Code

Registrant's telephone number, including area code: (310) 208-5589


Item 4.   Changes in Registrant's Certifying Accountant
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     (a)  On June 7,  2004,  the  Company  received  Gumbiner,  Savett,  Finkel,
          Fingleson & Rose, Inc., Certified Public Accountants (hereinafter "Gumbiner") letter to the Commission stating that it disagrees with certain of the Company's statements included in the second paragraph under Item 4 of its Form 8-K. This letter is incorporated herein as
          Exhibit 16 under Item 7(c).
     (b) The Company engaged Farber & Haas, LLP ("Farber") as the principal accountant to audit the Company's financial statements effective as of June 3, 2004. The Company, as of the effective date of Farber's engagement, did not have discussions with Farber regarding the application of accounting principles to specified transactions, the type of audit opinion to be rendered or any matters that were the subject of disagreement or a reportable event.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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     (c)  Exhibits

          The following exhibit is filed herewith:

          Exhibit Number

          16 Letter, dated June 7, 2004 from Gumbiner to the Securities and Exchange Commission :



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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Material Technologies, Inc.


June 14, 2004                                 By: /s/ Robert M. Bernstein
                                                  ------------------------------
                                                  Robert M. Bernstein, CEO